UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 25, 2013

First Security Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-49747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

First Security Group, Inc. (the “Company”) has entered into a number of agreements in connection with a planned $90 million recapitalization. Those agreements call for the Company to issue and sell in a private placement (the “Private Placement”), approximately 60,000,000 shares of $0.01 par value common stock (the “Common Stock”) at a price per share of $1.50 (the “Purchase Price”). The closing of the Private Placement is expected to take place over two days, with the issuance of Common Stock to the United States Department of the Treasury (“Treasury”) and the sale by Treasury of such Common Stock to investors occurring on the first day (the “TARP Closing Date”) and the issuance of Common Stock directly to investors occurring on the immediately following day (the “Investor Closing Date”).

TARP Exchange

On February 25, 2013, the Company entered into an Exchange Agreement with Treasury, which holds 33,000 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “TARP Preferred Stock”) and a warrant to purchase 82,363 shares of the Company's Common Stock (the “TARP Warrant”). The Exchange Agreement provides that Treasury will exchange the TARP Preferred Stock and the TARP Warrant for a number of shares of Common Stock (the “Converted Shares”) that, based on a price per share equal to the Purchase Price, represents a discount of 73.25% of the aggregate liquidation amount of the TARP Preferred Stock plus 100% of the accrued but unpaid dividends thereon through the TARP Closing Date (collectively, the “TARP Exchange”). Immediately following the issuance of the Converted Shares to Treasury, Treasury will then sell the Converted Shares to certain investors identified by the Company at the Purchase Price pursuant to TARP Securities Purchase Agreements between such investors, Treasury and the Company in transactions exempt from registration under the Securities Act. Both the issuance of the Converted Shares to Treasury and Treasury's sale of the Converted Shares shall occur on the TARP Closing Date. A copy of the Exchange Agreement is attached hereto as Exhibit 10.1 and the Form of TARP Securities Purchase Agreement is attached as Exhibit 10.3.

Stock Purchase Agreement

On February 25, 2013, the Company entered into Stock Purchase Agreements (the “Stock Purchase Agreements”) with certain institutional investors, including affiliates of EJF Capital LLC (“EJF”), GF Financial II, LLC (“GF Financial”), MFP Partners, L.P. (“MFP”) and Ulysses Partners, L.P. (“Ulysses”) (collectively, the “Investors”), whereby EJF, GF Financial, MFP and Ulysses each agreed to purchase approximately $9 million of Common Stock at the Purchase Price. In aggregate, the Company has executed Stock Purchase Agreements with Investors to purchase approximately $90 million. The Stock Purchase Agreements provide that the Company may direct each Investor to purchase all or part of such Investor's committed investment from Treasury; Investors will purchase shares remaining from their committed investment directly from the Company. Investors purchasing from Treasury will enter into TARP Securities Purchase Agreements with Treasury and the Company. A copy of the Stock Purchase Agreement is attached as Exhibit 10.2 and the Form of TARP Securities Purchase Agreement is attached as Exhibit 10.3.

Subscription Agreements

The Company also expects that other accredited investors (the “Local Investors”) will execute subscription agreements (“Subscription Agreements”), pursuant to which they will commit to purchase shares of Common Stock for the Purchase Price. The Subscription Agreements will provide that the Company may direct each Local Investor to purchase all or a portion of such Local Investor's committed investment from Treasury. Local Investors purchasing from Treasury will enter into TARP Securities Purchase Agreements with Treasury and the Company.

NASDAQ Financial Viability Exception

NASDAQ rules generally require an issuance of common stock such as the one contemplated to be approved by shareholders. NASDAQ has agreed to allow the Company to avail itself of the financial viability exception to such shareholder vote requirement. The Company's Audit/Corporate Governance Committee has expressly approved the Company's reliance on the exception and directed management to comply with related NASDAQ requirements, including providing notice to our shareholders at least ten (10) days prior to Closing. We intend to mail a letter to all shareholders as soon as practicable, notifying them of our intention to rely on the financial viability exception. A copy of that letter is attached hereto as Exhibit 99.2.

Rights Offering

Following closing of the above transactions, the Company will commence a public rights offering (the “Rights Offering”) providing shareholders of record on the day prior to the TARP Closing Date the opportunity to purchase shares of Common Stock at the Purchase Price. The rights will be non-transferable and will provide for purchase of up to $5 million of Common Stock.

Gross-Up Rights

The Stock Purchase Agreements provide that each Investor acquiring 5% or more of the Company's outstanding Common Stock will hold gross-up rights by which they may purchase sufficient securities as to maintain their ownership percentage of the Company. Any offering of securities by the Company that is not contemplated by the Stock Purchase Agreements will trigger these rights, and any purchase of securities by such Investors will be on the same or similar terms as those offered to other investors. The gross-up rights terminate with respect to each Investor once such Investor no longer owns 5% or more of the Company's outstanding Common Stock.

Changes to the Board of Directors

The Stock Purchase Agreements provide that, prior to closing, MFP and Ulysses shall each designate an individual to serve as a director of the Company, each subject to regulatory non-objection. As a result, the Board of Directors will increase in size by two directors. The Company has agreed to nominate the designated directors so long as the respective institutions retain ownership of at least 50% of their acquired shares.

The Stock Purchase Agreements also provide that each Investor that beneficially owns at least 5% of the Company's outstanding Common Stock may designate an individual to attend meetings of the Board of Directors as a non-voting observer (the “Observer”). The right of each Investor to appoint an Observer terminates once such Investor no longer owns 5% or more of the Company's outstanding Common Stock.

Conditions to Closing

Closing of the TARP Exchange is conditioned upon satisfaction of all closing conditions of the Stock Purchase Agreements, which are summarized below.

Closing of the Stock Purchase Agreements is conditioned upon, among other things: the Company securing definitive commitments to invest an aggregate of at least $90 million and no more than $92 million from the Investors and the Local Investors; receipt of a limited scope tax opinion from PricewaterhouseCoopers documenting the effect of the transactions with respect to the absence of an “ownership change” for purposes of Section 382 of the Internal Revenue Code; the closing of the TARP Exchange; the receipt of all required regulatory consents and approvals; and other customary closing conditions. In addition, pursuant to our reliance on the NASDAQ financial viability exception described above, Closing may not occur until at least ten (10) days after notifying our shareholders of our intent to rely on the exception.

Other Provisions

The Exchange Agreement and the Stock Purchase Agreements contain customary representations and warranties that the Company and its counterparties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the Company and its counterparties and may be subject to important qualifications and limitations agreed to by the Company and its counterparties in connection with the negotiated terms, including, but not limited to, information in confidential disclosure schedules provided by the Company in connection with the signing of the agreements. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for purposes of allocating risk among the Company and its counterparties rather than establishing matters as facts. Other than the provisions relating to the Rights Offering, the Company's shareholders and other investors are not third-party beneficiaries under either agreement and should not rely on the representations, warranties and covenants contained in such agreements or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company and the Investors or any of their respective subsidiaries or affiliates. Information regarding the Company is provided in its other filings with the SEC, which are available for free on the SEC's website at www.sec.gov.

The Stock Purchase Agreements also provide for indemnification provisions in favor of the Investors and the Company as well as covenants restricting the Company's activities pending closing of the Private Placement.

The Stock Purchase Agreements provide that the Company will register the shares purchased by the Investors under the Securities Act of 1933 in order to permit resales by the Investors following the closing of the Private Placement.

The foregoing summary of the documents relating to the recapitalization are not complete and are qualified in their entirely by reference to the full text of such documents, copies of which are attached hereto and incorporated by reference herein.

Additional Information

Certain transactions discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration.

This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Offers and sales to persons in the Rights Offering shall only be made pursuant to an effective registration statement under the Securities Act.

Caution about Forward-Looking Statements

Some of our statements contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial performance and include statements about the Company's plans for raising capital, including transactions described in this filing, the new shareholders expected, the conditions necessary for closing on proposed capital investments and the exchange of preferred shares for common shares, including Treasury and bank regulatory approvals, asset sales, the Company's future growth and market position, and the execution of its business plans. When we use words like “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared.
These forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. There can be no assurance that the Company will be able to close on the transactions and obtain required capital, or that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans. Additional factors include, without limitation: the effects of future economic conditions, governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and, the failure of assumptions underlying the establishment of reserves for possible loan losses. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, and other filings with the SEC.
Many of these risks are beyond our ability to control or predict, and you are cautioned not to put undue reliance on such forward-looking statements. The Company does not intend to update or reissue any forward-looking statements contained in this release as a result of new information or other circumstances that may become known to the Company, and undertakes no obligation to provide any such updates.
All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this Note. Our actual results and condition may differ significantly from those we discuss in these forward-looking statements.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The issuance of securities pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act, in reliance upon Section 4(a)(2) of the Securities Act and Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosures

On February 26, 2013, the Company issued a press release announcing the recapitalization. A copy of the press release is attached hereto as Exhibit 99.1. The information provided in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Exchange Agreement by and between First Security Group, Inc. and the United States Department of the Treasury dated as of February 25, 2013.
10.2	Stock Purchase Agreement by and between First Security Group, Inc. and each of the investors named therein dated as of February 25, 2013.
10.3	Form of TARP Securities Purchase Agreement by and between the United States Department of the Treasury and Investors.
99.1	Press Release dated February 26, 2013. [1]
99.2	Notice to Shareholders regarding NASDAQ Listing Rules Exception.[1]

[1] Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.
Dated:	February 26, 2013

By:	/s/ John R. Haddock
Name:	John R. Haddock
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Exchange Agreement by and between First Security Group, Inc. and the United States Department of the Treasury dated as of February 25, 2013.
10.2	Stock Purchase Agreement by and between First Security Group, Inc. and each of the investors named therein dated as of February 25, 2013.
10.3	Form of TARP Securities Purchase Agreement by and between the United States Department of the Treasury and Investors.
99.1	Press Release dated February 26, 2013. [1]
99.2	Notice to Shareholders regarding NASDAQ Listing Rules Exception.[1]

[1] Furnished, not filed.